Exhibit 99.1

Corporate Presentation Fall 2017 NASDAQ: RGSE

Forward-Looking Statements

RGS | ENERGY
AMERICA'S ORIGINAL SOLAR COMPANY
NASDAQ: RGSE

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the RGS Energy's results of operations and financial positions, and RGS Energy's business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide our current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words "plan," "future," "believe," "may," "will," "expect," "target," "outlook," and "estimate" and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: rules, regulations and policies pertaining to electricity pricing and technical interconnection of customer-owned electricity generation such as net energy metering; the continuation and level of government subsidies and incentives for solar energy; the continuation and level of utility and state incentives for solar energy; RGS Energy's ability to successfully implement its revenue growth strategy, achieve its target level of sales, generate cash flow from operations, achieve break-even and better results for its solar division, expand its sales and installation teams and marketing, decrease its customer acquisition cost, develop and implement new products and services, and expand into new states; RGS Energy's current capital resources being sufficient to implement its revenue growth strategy; the ability to successfully and timely commercialize POWERHOUSE™ 3.0 to homeowners and new home builders; the ability to obtain requisite certification of POWERHOUSE™ 3.0; the adequacy of, and access to, necessary capital to commercialize POWERHOUSE™ 3.0; the satisfaction of other conditions to the POWERHOUSE™ 3.0 license agreement; RGS Energy's ability to manage supply chain in order to have production levels and pricing of the POWERHOUSE™ 3.0 shingles to be competitive; the ability of RGS Energy to successfully expand its operations and employees and realize profitable revenue growth from the sale and installation of POWERHOUSE™ 3.0, and to the extent, anticipated; the potential impact of the announcement of RGS Energy's expansion into the POWERHOUSE™ 3.0 business with employees, suppliers, customers and competitors; RGS Energy's ability to successfully and timely expand its POWERHOUSE™ 3.0 business outside of the United States; foreign exchange risks associated with the POWERHOUSE™ 3.0 business; changes in general economic, business and political conditions, including changes in the price for solar energy system components, tariffs on imported solar cells and changes in the financial markets; significant competition that RGS Energy faces; RGS Energy's ability to successfully complete the customer portal software development project on a timely basis and integrate the resulting software with RGS Energy's existing software and business; customer acceptance of, experience with and satisfaction with the customer portal software; continued access to competitive third party financiers to finance customer solar installations; compliance with extensive government regulation; RGS Energy's ability to be awarded future Community Solarize programs and generate sales and make installations thereunder; and RGS Energy's ability to help customers achieve their renewable energy objectives the potential impact on backlog; demand for solar energy systems; and future cancellations and backlog.

You should read the section entitled "Risk Factors" in our 2016 Annual Report on Form 10-K, as amended, and in our Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2017, each of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

RGS Energy is the Company's registered trade name. The Company files periodic and other reports with the Securities and Exchange Commission under its official name "Real Goods Solar, Inc."

© Copyright 2017 Real Goods Solar, Inc. All Rights Reserved. 120517

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NASDAQ: RGSE America’s Original Solar Company since 1978 Nation’s Original Solar Company: 39 - years installing residential & commercial solar. Winner of many community - based solarize programs. 25,000+ solar energy systems installed, totaling more than 260 megawatts of clean energy. Majority of materials are “Buy American” under the American Recovery & Reinvestment Act. Primary Business Divisions: • Solar Division consists of two business segments: • Residential: solar systems for homeowners, commercial businesses, non - profit organizations and government entities • in continental U.S. – our largest segment. • Sunetric: residential and commercial solar systems in Hawaii – based in Oahu, Hawaii. • POWERHOUSE™ Division: Manufacturing of the innovative in - roof solar shingle based on technology developed by The Dow Chemical Company. HQ in Denver, Colorado – ~200 employees across U.S. 3 POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

NASDAQ: RGSE $7.0M $9.7M $13.9M Q1 2017 Q2 2017 Q3 2017 Backlog 27 41 49 57 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Number of Residential Segment Salespeople $2.0M $5.0M $7.9M Q1 2017 Q2 2017 Q3 2017 Net Sales $ in Millions Increasing Backlog Growing Net Sales Rebuilding Sales Organization for Growth Key Stats: NASDAQ (RGSE) 4 Data source: Nasdaq.net and Company. (mrq) – most recent quarter as of September 30, 2017. 1) As of October 25, 2017 Stock Price (12/4/17) $1.47 52 Week Low - High $0.60 - $15.09 Avg. Vol. (50 - day) 2.5M Shares Outstanding 1 ~8.15M Insider Holdings (est.) <1% Market Cap ~$12M Revenue ( mrq ) $4.0M Operating Loss from Cont. Ops. (mrq) $4.4M Cash ( mrq ) $4.7M Total Debt ( mrq ) ~$0 Stockholders Equity ( mrq ) $9.5M Employees ~200 $ in Millions (Target)

NASDAQ: RGSE RGS Energy Positioned for Growth 5 Strengthened Balance Sheet • Working capital of $7.0 million and no debt at September 30, 2017 Optimized Cost Structure and Now Investing in Revenue Growth Strategy • Increase sales organization size by over 175% since the beginning of the year • Building backlog of traditional retrofit business $13.9M at September 30, 2017 0, 2017 Added Technology Play • Exclusive global license for POWERHOUSE™ Solar Shingle using technology developed by The Dow Chemical Company • Market potential for POWERHOUSE™ 3.0 solar shingles system is expected to be huge

NASDAQ: RGSE Our Proven Turnkey Customer Solar Solution: A solar system at work 6 Turning the Sun’s Energy Into Usable Power Array Racking Monitor Ground System The Inverter The Meter Utility Grid

NASDAQ: RGSE Our Proven Turnkey Customer Solar Solution: Designed for Energy Savings 7 RGS Customer System Design Construction Planning Customer Financing Assistance Installation Utility Interconnection Warranty & Service

Our National Operating Footprint

RGS | ENERGY
AMERICA'S ORIGINAL SOLAR COMPANY
NASDAQ: RGSE

sunetric

	Residential Segment										RGS
	Pacific	Mid-Atlantic		New England					West Coast		Total
States of Operation	HI	NY	NJ	MA	VT	RI	NH	CT	CA	CO*	10
Residential	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10
Commercial, Non-Profit and Government	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10+
Company Field Sales Teams	✓	✓	✓	✓	✓	✓	✓	✓	-	-	8
RGS Construction Teams	✓	-	-	✓	✓	✓	✓	✓	-	-	6
Call Center Sales	-	✓	✓	✓	✓	✓	✓	✓	✓	✓	9
Authorized 3rd Party Integrators	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10
Number of Offices/Warehouses	2	1	-	1	-	1	-	1	-	1	7

*Corporate Headquarters

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NASDAQ: RGSE Macro Conditions are Positive for Solar Adoption: Increasing Electricity Rates 9 1 HI $0.287 kWh 2 AK $0.218 kWh 3 CT $0.206 kWh 4 MA $0.199 kWh 5 NH $0.192 kWh 8 RI $0.178 kWh 6 CA $0.190 kWh 9 VT $0.177 kWh 7 NY $0.186 kWh 10 ME $0.160 kWh Data Source: Energy Information Administration. “Electricity Data Browser” for August 2017 http://www.eia.gov/electricity/data/brower Top 10 most expensive states for electricity We are in 8 of the 10 states We target territories with: x High electricity costs x High sun exposure x Incentives and rebates Nationwide rates up ~$0.04/kWh since 1990, vs. RGS Energy footprint state’s rates up ~$0.10/kWh

NASDAQ: RGSE 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 2014 2015 2016 2017E 2018E 2019E 2020E 2021E 2022E Installed Capacity (MWdc) Residential PV Non-Residential PV 10 Source: GTM Research / SEIA U.S. Solar Market Insight Report, Q2 2017 Investment Tax Credit (ITC) extended by Congress through 2021 - expected to support continued demand. Macro Conditions are Positive for Solar Adoption: Strong Outlook For Business Growth U.S. Photovoltaic (PV) Installation Forecast

NASDAQ: RGSE Macro Conditions are Positive for Solar Adoption: Declining Solar Equipment Costs 11 Source: GTM Research and SEIA 2016 Estimated prices shown on a per watt basis. 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2009 2010 2011 2012 2013 2014 2015 2016 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 Solar PV Installations (MWdc) Blended Average Solar PV Price ($/watt) Falling U.S. Solar - PV System Prices Makes Solar More Affordable Solar PV Installations Solar PV Prices

NASDAQ: RGSE We Have a Niche: Attractive Customer IRR for Cash Transactions Industry in transition in 2017: increasing number of customers prefer owning vs. leasing 100% of RGS residential customers use their own cash or cash from a loan – our sales are not reliant upon leasing Customers who make their purchase in cash enjoy the benefits of an Investment Tax Credit (“ITC”), which helps offset their cost and increase their IRR Many competitors focus on lease financing, so their customers do not benefit from the ITC 12 Example of Cash Customer IRR Case Study Total System Cost $22,200 Tax Credits (5,816) Other Incentives (2,841) Net Investment $13,543 Cost per kWh: Today's Utility Electrical Rate: $0.19 Year 1 Cost of Electricity $0.07 (amortizing investment over 25 years) Break - Even Year 9 Internal Rate of Return 14% Total Costs for the Next 25 Years with Solar: $21,787 Total Costs for the Next 25 Years without Solar: $58,250 Net Savings with Solar: $36,434 2017 Residential Revenue by Customer Financing Type Cash Loan Lease/PPA 46% 54%

NASDAQ: RGSE Sales Organization Marketing Other Sales Initiatives • Expand our call center, field sales teams and sales support staff • Utilize our proven internal training program and expand our in - house training team • Increase sales organization , bringing total employees to over 200 team members in 2017 • Seek and negotiate cost effective marketing agreements to generate leads for our sales teams utilizing: • Digital Web Leads - Higher percentage from lead to close • Partner Programs - Lower cost per acquisition • Customer Referrals - Organic lead generation with the highest conversion rate and lowest cost per acquisition • Paid Lead Programs - Structured for performance • Continue to reduce cost of materials to offer a competitive price to our customers • Focus on our niche - customers that can make a purchase with their own cash or proceeds from a loan • Leverage our sourcing for Commercial, Non - Profit and Government opportunities and build a dedicated sales team • Expand into new states • Focus on Community Solarize Programs – we have participated in more than 40 solarize programs in the past • Introduce new products: battery storage solutions & energy audit program Our Solar Division Revenue Growth Strategy: Expanding Our Sales & Marketing Teams 13

NASDAQ: RGSE Investment in Our Salesforce ~55% increase of our headcount of direct sales representatives since Q1 Implemented proven sales training programs designed to increase team productivity. Results: ~ 50% increased average number of sales - per - rep since Q1 While these investments represent significant expenditures, we believe we have sufficient working capital to build a business that will generate positive cash flow Simply put: The more we hire, train and “feed” our salespersons with cost - effective leads, the more contracts we can add to our backlog and drive revenue growth 14

NASDAQ: RGSE Our Solar Division Mission: Targeting Break Even & Accelerating Thereafter 15 • Estimated break - even is $16 million of revenue per quarter • Residential Segment has achieved this level of revenue in the past Our Solar Division Break - Even Target • Increase the size of our sales teams, including residential, small commercial & Sunetric • Invest in training productive sales teams • Cost effective marketing programs • Bid on more commercial projects with businesses, non - profit organizations and government entities • Bid on more Community Solarize programs How We Plan to Achieve This • Targeting to achieve this level of revenue by Q2 2018 When We Plan to Achieve This

NASDAQ: RGSE 30% 13% 38% 52% 33% 34% 100% Competitor A Competitor B Shareholders Equity Debt Tax Equity (repayment risk) Strategies to Mitigate Industry Risks: Deleveraged Balance Sheet 16 Comparative Capital Stacks of Public Residential Solar Companies

NASDAQ: RGSE Strategies to Mitigate Industry Risks: Offer Value - add, i.e., Battery Technology Net Metering: • With net metering, surplus power produced from customers solar system is transferred to the utility grid • Offsets cost of power later drawn from the utility • Essentially using the utility as “battery storage” Recently, however, some states have reduced or eliminated net metering If utilities reduce or restrict net metering, customers have two options to maximize value: • Install a smaller solar system size: only offset their “daily minimum load,” eliminates production of energy excess; OR • Install a battery system: onsite storage to retain excess power produced until needed. We have incorporated battery technology into our offering, in both our Residential and Sunetric Segments 17 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Power (kW) Hour Usage Production Example Daily Solar Production vs. Load

NASDAQ: RGSE Other Strategic Initiatives 18 • Controlling customer acquisition costs is an emerging issue in the solar energy industry • Our stated target has been to move toward digital marketing, which we have done with our campaign with Madwire • Digital marketing leads are not only more cost - effective than paid leads, they also tend to close at a higher rate Increasing Digital Marketing • Cancellations are a recurring issue in the solar energy industry, and they can occur for a variety of reasons • Knowing this, we have a multi - pronged strategy to reduce cancellations by training our sales team to better communicate with customers and address typical customer questions during both the sales and installation process • We are in beta testing with our interactive customer portal, designed to keep our customers informed and engaged throughout the solar life cycle, ensuring that potential issues are addressed quickly, thereby reducing cancellations • These and other strategic initiatives are already paying off: Since Q1 net sales after cancellations has increased quarter over quarter Reducing Cancellations

NASDAQ: RGSE Exclusive Global License for Dow Chemical’s POWERHOUSE™ Solar Shingle POWERHOUSE™ is a solar shingle system that integrates into a house rooftop POWERHOUSE™ 3.0 will use traditional silicon solar cells rather than copper indium gallium selenide (“CIGS”) technology – significantly reducing the cost & improving panel efficiency RGS leads all commercialization activities for the product, including supply chain management, marketing, sales, installation and maintenance UL product certification expected in Q2 2018 • We will take pre - orders in advance of final written certification • Then begin sales & installation of POWERHOUSE™ 3.0 solar shingles immediately thereafter 19 19 POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE POWERHOUSE™ Market Opportunity is Huge 20 • Will use Authorized Roofer Network proven approach by Dow • We estimate that there are roughly 5 million homes needing a re - roof each year • We estimate that if we were to capture only 1% of this market (including most states), at the anticipated sales price, the annual revenue would be in excess of $1 billion The Re - Roof Market Segment • We will sell the shingles to new home builders and an Authorized Roofer Network • In the month of June 2017, there were 1.2 million (annualized) new housing starts • Cities such as Miami, FL are mandating solar for new construction • We estimate that if we were to capture only 1% of this market, at the anticipated sales price, the annual revenue is in excess of $150 million The New Home Market Segment POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE Why Homeowners are Going to Love This 21 Solar Comparison* Traditional Solar System POWERHOUSE™ Competitor A Cost $22,000 $26,200 $47,000 Tax credit 6,660 7,860 12,000 NET SOLAR 15,540 18,340 35,000 Roof (net) Cost 8,800 6,050 - Total Cost Solar + Roof $24,340 $24,390 $35,000 *Assumes similar size and production Looks better than traditional – removes typical customer objection. Asphalt Roofing Manufacturing Association states that over 80% of all homes are asphalt shingle In a reroof scenario POWERHOUSE™ compares well to traditional solar system 30% less than Competitor A POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE Meeting Expectations Foundations for Profitability Revenue growth strategy in place Required capital in place to begin to execute it Two business updates in a row where we met or exceeded the expectations we set 22 1 st Quarter Business Update Expectation 1 st Quarter Results 2 nd Quarter Results 3 rd Quarter Results % Change from 1 st Quarter Gross sales (000’s omitted) Growth $3,035 $7,406 $9,857 225% Net sales (000’s omitted) Growth $1,390 $4,991 $7,913 469% Installation Revenue (000’s omitted) Growth $3,372 $2,708 $3,677 9% Total Sales organization Growth 45 62 71 58% Direct Sales Representatives Growth 27 41 49 81% Customer acquisition expense Cost effective $0.59 $0.26 $0.25 - 58% Residential cycle time Reduce 161 111 99 - 39% Cost of goods sold per watt Reduce $2.82 $3.01 $2.43 - 14% Cash flow Outflow until break - even Outflow Outflow Outflow Outflow

NASDAQ: RGSE Targets and Expectations for RGS Energy’s Solar Division & Corporate Segments: x Achieve break - even revenue in Q2 2018 x Steady & improving progress in sales for the remainder of 2017, with installation revenue growth delayed a quarter x Digital and content marketing, not vendor lead programs, to become the principal source of customer sourcing x New products and services, such as battery storage and energy audits x Cash outflow from operations until break - even results are achieved 23

NASDAQ: RGSE Key Takeaways Nation’s Original Solar Company: 39 - years deploying residential & commercial solar Large & Growing Markets with Favorable Macro Dynamics Nationwide Platform - strategically located in key U.S. solar markets Successfully Executing on New Growth & Profitability Plan POWERHOUSE™ 3.0 Solar Shingle - new exclusive global licensee Currently growing revenue and backlog - on track to break - even and better results in the future Substantial Opportunities for Growth • Territorial expansion • Value - add products & services: i.e., battery storage, water heaters, and energy services • Capture the building integrated photovoltaics (BIPV) market 24 POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE Contact Us RGS Energy Headquarters 110 16 th Street, Suite 300 Denver, CO 80202 Company Contact Tyler Clarke Director, IR & Corp. Development Tel 303.222.8344 Investor Relations Contact Capital Market Access, LLC (CMA) Ron Both, Managing Partner Tel 949.432.7566 RGSE@cma.team 25 www.rgsenergy.com www.facebook.com/rgsenergy www.twitter.com/rgsenergy Disclaimer: Information on websites listed above is not incorporated by reference into this presentation.